Exhibit 99.1

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL INFORMATION

On June 27, 2013, Cablevision Systems Corporation (“Cablevision”) and its wholly owned subsidiary, CSC Holdings, LLC (collectively, the “Company”) completed the sale of substantially all of its Clearview Cinemas theaters (“Clearview Cinemas”) to Bow Tie Cinemas in connection with the asset purchase agreement between the two parties entered into in April 2013 (the “Clearview Sale”).

On July 1, 2013, the Company completed the sale of its Bresnan Broadband Holdings, LLC subsidiary (“Bresnan Cable”) for $1,625,000 in cash, subject to certain adjustments, including a reduction for certain funded indebtedness of Bresnan Cable (the “Bresnan Sale”) to Charter Communications Operating, LLC (“Charter”) pursuant to a purchase agreement entered into between the Company and Charter in February 2013.

Subsequent to the Clearview Sale and Bresnan Sale, the Company will no longer consolidate the financial results of Clearview Cinemas and Bresnan Cable. The historical financial results of Clearview Cinemas will be reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented through the date of the Clearview Sale, beginning with the financial statements to be filed for the quarter ended June 30, 2013. The historical financial results of Bresnan Cable have been reflected in the Company’s consolidated financial statements as discontinued operations for all periods presented beginning with the financial statements that were filed for the quarter ended March 31, 2013.

The accompanying unaudited pro forma consolidated financial statements reflect certain known impacts of the Clearview Sale and Bresnan Sale. The unaudited pro forma consolidated financial statements have been prepared giving effect to the Clearview Sale and Bresnan Sale as if these transactions had occurred as of January 1, 2010 for the unaudited pro forma consolidated statements of operations for the three months ended March 31, 2013 and 2012 (for the Clearview Sale) and for the years ended December 31, 2012, 2011 and 2010 (for both the Clearview Sale and Bresnan Sale) and as of March 31, 2013 for the unaudited pro forma condensed consolidated balance sheets.

The unaudited pro forma condensed consolidated balance sheets as of March 31, 2013 and the unaudited pro forma consolidated statements of operations for the three months ended March 31, 2013 and 2012 and for the years ended December 31, 2012, 2011 and 2010 are based on the historical consolidated financial statements of Cablevision and CSC Holdings, LLC and reflect certain adjustments that we believe are reasonable, given the information currently available. While such adjustments are subject to change, in management’s opinion, the pro forma adjustments have been developed on a reasonable and rational basis.

These unaudited pro forma consolidated financial statements reflect all adjustments that, in the opinion of management, are necessary to present fairly the pro forma consolidated results of operations and consolidated financial position of the Company as of and for the periods indicated. The unaudited pro forma consolidated financial information is for illustrative and informational purposes only and is not intended to represent or be indicative of what the Company’s financial condition or results of operations would have been had the Clearview Sale or Bresnan Sale occurred on the dates indicated. The unaudited pro forma consolidated financial information also should not be considered representative of the Company’s future consolidated financial condition or consolidated results of operations. The unaudited pro forma financial data should be read in conjunction with the historical consolidated financial statements and accompanying notes thereto included in the Company’s Form 10-K for the year ended December 31, 2012 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2013.

The following is a brief description of the amounts recorded under each of the column headings in the accompanying unaudited pro forma condensed consolidated balance sheets and the unaudited pro forma consolidated statements of operations:

Historical
This column reflects Cablevision’s and CSC Holdings’ respective historical consolidated financial position as of March 31, 2013 and respective historical consolidated results of operations for the three months ended March 31, 2013 and 2012 and for the years ended December 31, 2012, 2011 and 2010, prior to any adjustment for the Clearview Sale and Bresnan Sale and the pro forma adjustments discussed below.

Adjustments Relating to Clearview Cinemas
This column reflects the elimination of Clearview Cinemas’ historical consolidated results of operations for each of the periods presented, prior to the pro forma adjustments described under the headings “Adjustments Relating to Clearview Sale” and “Adjustments Relating to Clearview Sale and Bresnan Sale” below.

Adjustments Relating to Bresnan Cable
This column reflects the elimination of Bresnan Cable’s historical consolidated results of operations for each of the years ended December 31, 2012, 2011 and 2010, prior to the pro forma adjustments described under the heading “Adjustments Relating to the Clearview Sale and Bresnan Sale” below.

Adjustments Relating to Clearview Sale
This column represents pro forma adjustments for transactions between the Company and Clearview Cinemas for the three months ended March 31, 2013 and 2012, respectively, that were previously eliminated in consolidation and will no longer be eliminated subsequent to the Clearview Sale or that arise as a direct result of the Clearview Sale and are expected to have an ongoing effect. These adjustments are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information. The adjustments to the consolidated statements of operations do not include the loss, and related tax effects, incurred in connection with the Clearview Sale.

Adjustments Relating to the Clearview Sale and Bresnan Sale
This column represents pro forma adjustments to the Company’s consolidated balance sheets at March 31, 2013 related to the Clearview Sale and Bresnan Sale. In addition, this column represents pro forma adjustments for transactions between the Company, Clearview Cinemas and Bresnan Cable for the years ended December 31, 2012, 2011 and 2010, respectively, that were previously eliminated in consolidation and will no longer be eliminated subsequent to the Clearview Sale and/or Bresnan Sale or that arise as a direct result of the Clearview Sale and/or Bresnan Sale and are expected to have an ongoing effect. These adjustments are more fully described in the notes to the accompanying unaudited pro forma consolidated financial information. The adjustments to the consolidated statements of operations do not include the gain, and related tax effects, incurred in connection with the Bresnan Sale or the loss, and related tax effects, incurred in connection with the Clearview Sale.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2013

	Historical	Adjustments Relating to Clearview Sale and Bresnan Sale*		Pro forma
	(dollars in thousands)
ASSETS

Current Assets:

Cash and cash equivalents	$244,140	$675,378	(2)	$919,383
		(135)	(1)
Accounts receivable, trade (less allowance for doubtful accounts)	248,518	—		248,518
Prepaid expenses and other current assets	145,176	(762)	(1)	144,414
Amounts due from affiliates	11,991	—		11,991
Deferred tax asset	134,732	(193)	(4)	134,539
Investment securities pledged as collateral	336,358	—		336,358
Assets held for sale	50,893	(50,893)	(3)	—
Total current assets	1,171,808	623,395		1,795,203

Property, plant and equipment, net of accumulated depreciation	2,931,605	(28,803)	(1)	2,902,802
Other receivables	4,066	—		4,066
Investment securities pledged as collateral	565,916	—		565,916
Derivative contracts	4,002	—		4,002
Other assets	41,203	(918)	(1)	40,285
Amortizable intangible assets, net of accumulated amortization	70,378	—		70,378
Indefinite-lived cable television franchises	731,848	—		731,848
Other indefinite-lived intangible assets	32,550	—		32,550
Goodwill	264,690	—		264,690
Deferred financing and other costs, net of accumulated amortization	97,414	—		97,414
Assets held for sale	1,227,673	(1,227,673)	(3)	—

	$7,143,153	$(633,999)		$6,509,154

*	See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(CONTINUED)
MARCH 31, 2013

	Historical	Adjustments Relating to Clearview Sale and Bresnan Sale*		Pro forma
	(dollars in thousands)
LIABILITIES AND STOCKHOLDERS’ DEFICIENCY

Current Liabilities:
Accounts payable	$402,709	$(2,039)	(1)	$400,670
Accrued liabilities	468,638	(203)	(1)	479,747
		(830)	(4)
		12,142	(5)
Amounts due to affiliates	32,570	—		32,570
Deferred revenue	58,690	(2,097)	(1)	56,593
Liabilities under derivative contracts	152,977	—		152,977
Credit facility debt	37,625	—		37,625
Collateralized indebtedness	182,623	—		182,623
Capital lease obligations	10,724	—		10,724
Notes payable	9,964	—		9,964
Liabilities held for sale	81,765	(81,765)	(3)	—
Total current liabilities	1,438,285	(74,792)		1,363,493
Deferred revenue	6,468	(483)	(1)	5,985
Liabilities under derivative contracts	35,438	—		35,438
Other liabilities	319,864	(4,950)	(1)	314,914
Deferred tax liability	184,359	(6,921)	(4)	413,791
		236,353	(5)
Credit facility debt	3,844,596	—		3,844,596
Collateralized indebtedness	417,752	—		417,752
Capital lease obligations	52,441	—		52,441
Notes payable	1,766	—		1,766
Senior notes and debentures	5,490,456	—		5,490,456
Liabilities held for sale	1,027,719	(1,027,719)	(3)	—
Total liabilities	12,819,144	(878,512)		11,940,632
Redeemable noncontrolling interests	12,211	—		12,211
Total stockholders’ deficiency	(5,689,269)	255,423	(7)	(5,444,756)
		(10,910)	(6)
Noncontrolling interest	1,067	—		1,067
	(5,688,202)	244,513		(5,443,689)
Total deficiency	$7,143,153	$(633,999)		$6,509,154

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
MARCH 31, 2013

	Historical	Adjustments Relating to Clearview Sale and Bresnan Sale*		Pro forma
	(dollars in thousands)
ASSETS

Current Assets:

Cash and cash equivalents	$159,833	$675,378	(2)	$835,076
		(135)	(1)
Accounts receivable, trade (less allowance for doubtful accounts)	248,518	—		248,518
Prepaid expenses and other current assets	140,642	(762)	(1)	139,880
Amounts due from affiliates	505,400	(160,254)	(5)	345,146
Deferred tax asset	21,270	(193)	(4)	15,802
		(5,275)	(5)
Investment securities pledged as collateral	336,358	—		336,358
Assets held for sale	50,893	(50,893)	(3)	—
Total current assets	1,462,914	457,866		1,920,780

Property, plant and equipment, net of accumulated depreciation	2,931,605	(28,803)	(1)	2,902,802
Other receivables	2,288	—		2,288
Investment securities pledged as collateral	565,916	—		565,916
Derivative contracts	4,002	—		4,002
Other assets	41,203	(918)	(1)	40,285
Amortizable intangible assets, net of accumulated amortization	70,378	—		70,378
Indefinite-lived cable television franchises	731,848	—		731,848
Other indefinite-lived intangible assets	32,550	—		32,550
Goodwill	264,690	—		264,690
Deferred financing and other costs, net of accumulated amortization	50,156	—		50,156
Assets held for sale	1,227,673	(1,227,673)	(3)	—
	$7,385,223	$(799,528)		$6,585,695

*	See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
(CONTINUED)
MARCH 31, 2013

	Historical	Adjustments Relating to Clearview Sale and Bresnan Sale*		Pro forma
	(dollars in thousands)
LIABILITIES AND MEMBERS’ DEFICIENCY

Current Liabilities:
Accounts payable	$402,709	$(2,039)	(1)	$400,670
Accrued liabilities	377,754	(203)	(1)	429,136
		51,585	(5)
Amounts due to affiliates	32,570	—		32,570
Deferred revenue	58,690	(2,097)	(1)	56,593
Liabilities under derivative contracts	152,977	—		152,977
Credit facility debt	37,625	—		37,625
Collateralized indebtedness	182,623	—		182,623
Capital lease obligations	10,724	—		10,724
Notes payable	9,964	—		9,964
Liabilities held for sale	81,765	(81,765)	(3)	—
Total current liabilities	1,347,401	(34,519)		1,312,882

Deferred revenue	6,468	(483)	(1)	5,985
Liabilities under derivative contracts	35,438	—		35,438
Other liabilities	317,360	(4,950)	(1)	312,410
Deferred tax liability	607,050	(7,751)	(4)	616,284
		16,985	(5)
Credit facility debt	3,844,596	—		3,844,596
Collateralized indebtedness	417,752	—		417,752
Capital lease obligations	52,441	—		52,441
Notes payable	1,766	—		1,766
Senior notes and debentures	2,598,555	—		2,598,555
Liabilities held of sale	1,027,719	(1,027,719)	(3)	—
Total liabilities	10,256,546	(1,058,437)		9,198,109

Redeemable noncontrolling interests	12,211	—		12,211

Total member’s deficiency	(2,884,601)	269,819	(7)	(2,625,692)
		(10,910)	(6)

Noncontrolling interest	1,067	—		1,067
Total deficiency	(2,883,534)	258,909		(2,624,625)
	$7,385,223	$(799,528)		$6,585,695

* See Note A of Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets.

Note A — Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheets as of March 31, 2013 (dollars in thousands)

(1)	Clearview Cinemas. These adjustments reflect the elimination of the historical assets and liabilities of the theaters sold to Bow Tie Cinemas (excluding intercompany balances between the Company and Clearview Cinemas) from the Company’s consolidated balance sheet as of March 31, 2013.

(2)	Cash. Represents the cash received, net of estimated fees and working capital adjustments, in connection with the sale of Clearview Cinemas to Bow Tie Cinemas (approximately $2,378) and Bresnan Cable to Charter (approximately $673,000, which reflects certain adjustments, including a reduction for certain funded indebtedness of Bresnan Cable).

(3)	Assets and liabilities held for sale. These adjustments reflect the elimination of the historical assets and liabilities of Bresnan Cable classified as assets and liabilities held for sale from the Company’s consolidated balance sheet as of March 31, 2013.

(4)	Tax adjustments relating to Clearview Sale. Represent the tax impacts relating to the Clearview Sale.

(5)	Tax adjustments relating to Bresnan Sale. Represent the tax impacts relating to the Bresnan Sale, except for the elimination of the historical net deferred tax liablilty of $71,650 relating to Bresnan Cable which is included in (3) above.

(6)	Equity adjustment relating to Clearview Sale. Represents the estimated pre-tax loss of $18,468 incurred in connection with the Clearview Sale, net of the related tax effects of $7,558.

(7)	Equity adjustment relating to Bresnan Sale. Represents the estimated pre-tax gain of $432,268 incurred in connection with the Bresnan Sale, net of the related tax effects of $176,845 and $162,449, for Cablevision and CSC Holdings, LLC, respectively.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013

	Historical	Adjustments Relating to Clearview Cinemas* (1)	Adjustments Relating to Clearview Sale*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$1,523,667	$(12,616)	$177	(2)	$1,511,228

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	803,567	(15,528)	2	(2)	788,041
Selling, general and administrative	392,791	(3,593)	2,038	(3)	391,236
Restructuring credits	(365)	—	—		(365)
Depreciation and amortization (including impairments)	236,382	(11,453)	—		224,929
	1,432,375	(30,574)	2,040		1,403,841

Operating income	91,292	17,958	(1,863)		107,387

Other income (expense):
Interest expense	(153,391)	—	—		(153,391)
Interest income	107	—	—		107
Gain on investments, net	99,458	—	—		99,458
Loss on equity derivative contracts, net	(71,716)	—	—		(71,716)
Miscellaneous, net	379	—	—		379
	(125,163)	—	—		(125,163)

Loss from continuing operations before income taxes	(33,871)	17,958	(1,863)		(17,776)
Income tax benefit	17,221	(7,340)	762	(4)	10,643
Income from continuing operations	(16,650)	10,618	(1,101)		(7,133)
Net loss attributable to noncontrolling interests	257	—	—		257
Loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(16,393)	$10,618	$(1,101)		$(6,876)

Basic and diluted loss per share:
Loss from continuing operations attributable to Cablevision Systems Corporation shareholders	$(0.06)				$(0.03)
Basic and diluted weighted average common shares (in thousands)	259,500				259,500

*	See Note A of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2012

	Historical	Adjustments Relating to Clearview Cinemas* (1)	Adjustments Relating to Clearview Sale*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$1,535,225	$(15,006)	$211	(2)	$1,520,430

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	725,957	(16,934)	2	(2)	709,025
Selling, general and administrative	349,769	(3,521)	2,002	(3)	348,250
Restructuring credits	(298)	—	—		(298)
Depreciation and amortization (including impairments)	212,364	(1,189)	—		211,175
	1,287,792	(21,644)	2,004		1,268,152

Operating income	247,433	6,638	(1,793)		252,278

Other income (expense):
Interest expense	(167,281)	—	—		(167,281)
Interest income	319	—	—		319
Gain on investments, net	135,325	—	—		135,325
Loss on equity derivative contracts, net	(111,194)	—	—		(111,194)
Loss on interest rate swap contracts, net	(1,645)	—	—		(1,645)
Miscellaneous, net	544	—	—		544
	(143,932)	—	—		(143,932)

Income from continuing operations before income taxes	103,501	6,638	(1,793)		108,346
Income tax expense	(39,137)	(2,700)	732	(4)	(41,105)
Income from continuing operations	64,364	3,938	(1,061)		67,241
Net loss attributable to noncontrolling interests	143	—	—		143
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$64,507	$3,938	$(1,061)		$67,384

Basic income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.24				$0.25
Basic weighted average common shares (in thousands)	267,419				267,419

Diluted income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.24				$0.25
Basic weighted average common shares (in thousands)	274,038				274,038

*	See Note A of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical	Adjustments Relating to Bresnan Cable* (5)	Adjustments Relating to Clearview Cinemas* (6)	Adjustments Relating to Clearview Sale and Bresnan Sale *		Pro forma
	(dollars in thousands, except per share amounts)

Revenues, net	$6,705,461	$(508,712)	$(65,920)	$846	(7)	$6,131,675

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,323,655	(248,749)	(73,335)	6	(7)	3,001,577
Selling, general and administrative	1,544,109	(92,476)	(14,964)	17,376	(8)	1,454,045
Restructuring credits	(770)	—	—	—		(770)
Depreciation and amortization (including impairments)	1,078,957	(166,176)	(5,006)	—		907,775
	5,945,951	(507,401)	(93,305)	17,382		5,362,627

Operating income	759,510	(1,311)	27,385	(16,536)		769,048

Other income (expense):
Interest expense	(720,692)	59,640	—	—		(661,052)
Interest income	1,021	(43)	—	—		978
Gain on sale of programming interests, net	716	—	—	—		716
Gain on investments, net	294,235	—	—	—		294,235
Loss on equity derivative contracts, net	(211,335)	—	—	—		(211,335)
Loss on interest rate swap contracts, net	(1,828)	—	—	—		(1,828)
Loss on extinguishment of debt and write-off of deferred financing costs	(66,213)	—	—	—		(66,213)
Miscellaneous, net	1,770	—	—	—		1,770
	(702,326)	59,597	—	—		(642,729)

Income from continuing operations before income taxes	57,184	58,286	27,385	(16,536)		126,319
Income tax expense	(23,821)	(23,773)	(11,168)	6,768	(9)	(51,994)
Income from continuing operations	33,363	34,513	16,217	(9,768)		74,325
Net income attributable to noncontrolling interests	(90)	—	—	—		(90)
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$33,273	$34,513	$16,217	$(9,768)		$74,235

Basic income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.13					$0.28
Basic weighted average common shares (in thousands)	262,258					262,258

Diluted income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.12					$0.28
Diluted weighted average common shares (in thousands)	267,330					267,330

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Historical	Adjustments Relating to Bresnan Cable* (5)	Adjustments Relating to Clearview Cinemas* (6)	Adjustments Relating to Clearview Sale and Bresnan Sale *		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$6,700,848	$(471,655)	$(67,504)	$919	(7)	$6,162,608

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,968,540	(240,926)	(73,642)	6	(7)	2,653,978
Selling, general and administrative	1,482,344	(86,207)	(13,040)	14,964	(8)	1,398,061
Restructuring expense	6,311	—	—	—		6,311
Depreciation and amortization (including impairments)	1,014,974	(163,301)	(5,140)	—		846,533
	5,472,169	(490,434)	(91,822)	14,970		4,904,883

Operating income	1,228,679	18,779	24,318	(14,051)		1,257,725

Other income (expense):
Interest expense	(746,587)	59,784	—	—		(686,803)
Interest income	881	(45)	—	—		836
Gain on sale of programming interests, net	683	—	—	—		683
Gain on investments, net	37,384	—	—	—		37,384
Gain on equity derivative contracts, net	1,454	—	—	—		1,454
Loss on interest rate swap contracts, net	(7,973)	—	—	—		(7,973)
Loss on extinguishment of debt and write-off of deferred financing costs	(92,692)	—	—	—		(92,692)
Miscellaneous, net	1,265	—	—	—		1,265
	(805,585)	59,739	—	—		(745,846)

Income from continuing operations before income taxes	423,094	78,518	24,318	(14,051)		511,879
Income tax expense	(184,436)	(31,963)	(9,891)	5,738	(9)	(220,552)
Income from continuing operations	238,658	46,555	14,427	(8,313)		291,327
Net income attributable to noncontrolling interests	(424)	—	—	—		(424)
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$238,234	$46,555	$14,427	$(8,313)		$290,903

Basic income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.86					$1.05
Basic weighted average common shares (in thousands)	276,369					276,369

Diluted income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.84					$1.02
Diluted weighted average common shares (in thousands)	284,904					284,904

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CABLEVISION SYSTEMS CORPORATION
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Historical	Adjustments Relating to Bresnan Cable* (5)	Adjustments Relating to Clearview Cinemas* (6)	Adjustments Relating to Clearview Sale and Bresnan Sale *		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$6,177,575	$(22,135)	$(68,436)	$860	(7)	$6,087,864

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,663,748	(25,117)	(75,062)	6	(7)	2,563,575
Selling, general and administrative	1,440,731	(4,247)	(14,448)	(299)	(8)	1,421,737
Restructuring credits	(58)	—	—	—		(58)
Depreciation and amortization (including impairments)	887,092	(6,791)	(5,967)	—		874,334
	4,991,513	(36,155)	(95,477)	(293)		4,859,588

Operating income	1,186,062	14,020	27,041	1,153		1,228,276

Other income (expense):
Interest expense	(711,293)	6,589	—	—		(704,704)
Interest income	542	—	—	—		542
Gain on sale of programming interests, net	2,051	—	—	—		2,051
Gain on investments, net	109,813	—	—	—		109,813
Loss on equity derivative contracts, net	(72,044)	—	—	—		(72,044)
Loss on interest rate swap contracts, net	(85,013)	—	—	—		(85,013)
Loss on extinguishment of debt and write-off of deferred financing costs	(110,049)	—	—	—		(110,049)
Miscellaneous, net	1,447	1	—	—		1,448
	(864,546)	6,590	—	—		(857,956)

Income from continuing operations before income taxes	321,516	20,610	27,041	1,153		370,320
Income tax expense	(113,767)	(8,299)	(10,848)	(464)	(9)	(133,378)
Income from continuing operations	207,749	12,311	16,193	689		236,942
Net income attributable to noncontrolling interests	(649)	—	—	—		(649)
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$207,100	$12,311	$16,193	$689		$236,293

Basic income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.71					$0.81
Basic weighted average common shares (in thousands)	293,165					293,165

Diluted income per share:
Income from continuing operations attributable to Cablevision Systems Corporation shareholders	$0.69					$0.78
Basic weighted average common shares (in thousands)	301,880					301,880

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2013

	Historical	Adjustments Relating to Clearview Cinemas* (1)	Adjustments Relating to Clearview Sale*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$1,523,667	$(12,616)	$177	(2)	$1,511,228

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	803,567	(15,528)	2	(2)	788,041
Selling, general and administrative	392,791	(3,593)	2,038	(3)	391,236
Restructuring credits	(365)	—	—		(365)
Depreciation and amortization (including impairments)	236,382	(11,453)	—		224,929
	1,432,375	(30,574)	2,040		1,403,841

Operating income	91,292	17,958	(1,863)		107,387

Other income (expense):
Interest expense	(96,564)	—	—		(96,564)
Interest income	14,857	—	—		14,857
Gain on investments, net	99,458	—	—		99,458
Loss on equity derivative contracts, net	(71,716)	—	—		(71,716)
Miscellaneous, net	379	—	—		379
	(53,586)	—	—		(53,586)

Income from continuing operations before income taxes	37,706	17,958	(1,863)		53,801
Income tax expense	(13,268)	(7,340)	762	(4)	(19,846)
Income from continuing operations	24,438	10,618	(1,101)		33,955
Net loss attributable to noncontrolling interests	257	—	—		257
Income from continuing operations attributable to CSC Holdings, LLC sole member	$24,695	$10,618	$(1,101)		$34,212

*	See Note A of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE THREE MONTHS ENDED MARCH 31, 2012

	Historical	Adjustments Relating to Clearview Cinemas* (1)	Adjustments Relating to Clearview Sale*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$1,535,225	$(15,006)	$211	(2)	$1,520,430

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	725,957	(16,934)	2	(2)	709,025
Selling, general and administrative	349,769	(3,521)	2,002	(3)	348,250
Restructuring credits	(298)	—	—		(298)
Depreciation and amortization (including impairments)	212,364	(1,189)	—		211,175

	1,287,792	(21,644)	2,004		1,268,152

Operating income	247,433	6,638	(1,793)		252,278

Other income (expense):
Interest expense	(121,349)	—	—		(121,349)
Interest income	15,079	—	—		15,079
Gain on investments, net	135,325	—	—		135,325
Loss on equity derivative contracts, net	(111,194)	—	—		(111,194)
Loss on interest rate swap contracts, net	(1,645)	—	—		(1,645)
Miscellaneous, net	544	—	—		544
	(83,240)	—	—		(83,240)

Income from continuing operations before income taxes	164,193	6,638	(1,793)		169,038
Income tax expense	(65,381)	(2,700)	732	(4)	(67,349)
Income from continuing operations	98,812	3,938	(1,061)		101,689
Net loss attributable to noncontrolling interests	143	—	—		143
Income from continuing operations attributable to CSC Holdings, LLC sole member	$98,955	$3,938	$(1,061)		$101,832

*	See Note A of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2012

	Historical	Adjustments Relating to Bresnan Cable* (5)	Adjustments Relating to Clearview Cinemas* (6)	Adjustments Relating to Clearview Sale and Bresnan Sale*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$6,705,461	$(508,712)	$(65,920)	$846	(7)	$6,131,675

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	3,323,655	(248,749)	(73,335)	6	(7)	3,001,577
Selling, general and administrative	1,544,109	(92,476)	(14,964)	17,376	(8)	1,454,045
Restructuring credits	(770)	—	—	—		(770)
Depreciation and amortization (including impairments)	1,078,957	(166,176)	(5,006)	—		907,775
	5,945,951	(507,401)	(93,305)	17,382		5,362,627

Operating income	759,510	(1,311)	27,385	(16,536)		769,048

Other income (expense):
Interest expense	(526,416)	59,640	—	—		(466,776)
Interest income	60,036	(43)	—	—		59,993
Gain on sale of programming interests, net	716	—	—	—		716
Gain on investments, net	294,235	—	—	—		294,235
Loss on equity derivative contracts, net	(211,335)	—	—	—		(211,335)
Loss on interest rate swap contracts, net	(1,828)	—	—	—		(1,828)
Loss on extinguishment of debt and write-off of deferred financing costs	(66,213)	—	—	—		(66,213)
Miscellaneous, net	1,770	—	—	—		1,770
	(449,035)	59,597	—	—		(389,438)

Income from continuing operations before income taxes	310,475	58,286	27,385	(16,536)		379,610
Income tax expense	(124,374)	(23,773)	(11,168)	6,768	(9)	(152,547)
Income from continuing operations	186,101	34,513	16,217	(9,768)		227,063
Net income attributable to noncontrolling interests	(90)	—	—	—		(90)
Income from continuing operations attributable to CSC Holdings, LLC sole member	$186,011	$34,513	$16,217	$(9,768)		$226,973

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2011

	Historical	Adjustments Relating to Bresnan Cable* (5)	Adjustments Relating to Clearview Cinemas* (6)	Adjustments Relating to Clearview Sale and Bresnan Sale*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$6,700,848	$(471,655)	$(67,504)	$919	(7)	$6,162,608

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,968,540	(240,926)	(73,642)	6	(7)	2,653,978
Selling, general and administrative	1,482,344	(86,207)	(13,040)	14,964	(8)	1,398,061
Restructuring expense	6,311	—	—	—		6,311
Depreciation and amortization (including impairments)	1,014,974	(163,301)	(5,140)	—		846,533
	5,472,169	(490,434)	(91,822)	14,970		4,904,883

Operating income	1,228,679	18,779	24,318	(14,051)		1,257,725

Other income (expense):
Interest expense	(563,069)	59,784	—	—		(503,285)
Interest income	59,945	(45)	—	—		59,900
Gain on sale of programming interests, net	683	—	—	—		683
Gain on investments, net	37,384	—	—	—		37,384
Gain on equity derivative contracts, net	1,454	—	—	—		1,454
Loss on interest rate swap contracts, net	(7,973)	—	—	—		(7,973)
Loss on extinguishment of debt and write-off of deferred financing costs	(92,692)	—	—	—		(92,692)
Miscellaneous, net	1,265	—	—	—		1,265
	(563,003)	59,739	—	—		(503,264)

Income from continuing operations before income taxes	665,676	78,518	24,318	(14,051)		754,461
Income tax expense	(292,598)	(31,963)	(9,891)	5,738	(9)	(328,714)
Income from continuing operations	373,078	46,555	14,427	(8,313)		425,747
Net income attributable to noncontrolling interests	(424)	—	—	—		(424)
Income from continuing operations attributable to CSC Holdings, LLC sole member	$372,654	$46,555	$14,427	$(8,313)		$425,323

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

CSC HOLDINGS, LLC
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Historical	Adjustments Relating to Bresnan Cable* (5)	Adjustments Relating to Clearview Cinemas* (6)	Adjustments Relating to Clearview Sale and Bresnan Sale*		Pro forma
	(dollars in thousands, except per share amounts)
Revenues, net	$6,177,575	$(22,135)	$(68,436)	$860	(7)	$6,087,864

Operating expenses:
Technical and operating (excluding depreciation, amortization and impairments shown below)	2,663,748	(25,117)	(75,062)	6	(7)	2,563,575
Selling, general and administrative	1,440,731	(4,247)	(14,448)	(299)	(8)	1,421,737
Restructuring credits	(58)	—	—	—		(58)
Depreciation and amortization (including impairments)	887,092	(6,791)	(5,967)	—		874,334
	4,991,513	(36,155)	(95,477)	(293)		4,859,588

Operating income	1,186,062	14,020	27,041	1,153		1,228,276

Other income (expense):
Interest expense	(531,210)	6,589	—	—		(524,621)
Interest income	60,872	—	—	—		60,872
Gain on sale of programming interests, net	2,051	—	—	—		2,051
Gain on investments, net	109,813	—	—	—		109,813
Loss on equity derivative contracts, net	(72,044)	—	—	—		(72,044)
Loss on interest rate swap contracts, net	(85,013)	—	—	—		(85,013)
Miscellaneous, net	1,433	1	—	—		1,434
	(514,098)	6,590	—	—		(507,508)

Income from continuing operations before income taxes	671,964	20,610	27,041	1,153		720,768
Income tax expense	(250,886)	(8,299)	(10,848)	(464)	(9)	(270,497)
Income from continuing operations	421,078	12,311	16,193	689		450,271
Net income attributable to noncontrolling interests	(649)	—	—	—		(649)
Income from continuing operations attributable to CSC Holdings, LLC sole member	$420,429	$12,311	$16,193	$689		$449,622

*	See Note B of Notes to Unaudited Pro Forma Consolidated Statements of Operations.

Note A — Notes to Unaudited Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2013 and 2012 (dollars in thousands)

(1)	Adjustments relating to Clearview Cinemas. Represent the elimination of the consolidated results of operations of Clearview Cinemas for the three months ended March 31, 2013 and 2012, respectively.

(2)	Transactions with Clearview Cinemas. Adjustments include normal recurring intercompany transactions between the Company’s subsidiaries and Clearview Cinemas that prior to the Clearview Sale were eliminated in consolidation (primarily revenues recognized by the Company for cable and phone services provided to Clearview Cinemas and revenues recognized by Clearview Cinemas for advertising services provided to the Company), which as a result of the Clearview Sale which would not be eliminated in consolidation.

(3)	Selling, general and administrative expense. Represents primarily corporate overhead, as well as costs related to corporate employees’ participation in long-term incentive plans and employee stock-based compensations plans, historically allocated to Clearview Cinemas that would remain with the Company after the Clearview Sale. This amount is net of transaction costs incurred through March 31, 2013 relating to the sale of Clearview Cinemas which would have been reclassified to discontinued operations.

(4)	Income tax benefit (expense). Represents the income tax benefit (expense) impact related to the pro forma adjustments discussed in (2) and (3) above.

Note B — Notes to Unaudited Pro Forma Consolidated Statements of Operations for the Years Ended December 31, 2012, 2011 and 2010 (dollars in thousands)

(5)	Adjustments relating to Bresnan Cable. Represent the elimination of the consolidated results of operations of Bresnan Cable for the years ended December 31, 2012, 2011 and 2010, respectively. For the year ended December 31, 2010, amounts include the operating results of Bresnan Cable from the date of acquisition on December 14, 2010.

(6)	Adjustments relating to Clearview Cinemas. Represent the elimination of the consolidated results of operations of Clearview Cinemas for the years ended December 31, 2012, 2011 and 2010, respectively.

(7)	Transactions with Bresnan Cable and Clearview Cinemas. Adjustments include normal recurring intercompany transactions between the Company’s subsidiaries and Clearview Cinemas and the Company’s subsidiaries and Bresnan Cable that prior to the Clearview Sale and Bresnan Sale (primarily revenues recognized by the Company for cable and phone services provided to Clearview Cinemas and and phone services provided to Bresnan Cable and revenues recognized by Clearview Cinemas for advertising services provided to the Company) were eliminated in consolidation, which as a result of the Bresnan Sale and Clearview Sale would no longer be eliminated in consolidation.

(8)	Selling, general and administrative expense. Represents primarily corporate overhead, as well as costs related to corporate employees’ participation in long-term incentive plans and employee stock-based compensations plans, historically allocated to Bresnan Cable and Clearview Cinemas that would remain with the Company after the Bresnan Sale and Clearview Sale. For the year ended December 31, 2010, the amount is net of transaction costs of $8,924 relating to the acquisition of Bresnan Cable on December 14, 2010 that would have been reclassified to discontinued operations.

(9)	Income tax benefit (expense). Represents the income tax benefit (expense) impact related to the pro forma adjustments discussed in (7) and (8) above.